                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2002


                             LITERARY PLAYPEN, INC.
                        f/k/a CLUSONE ACQUISITION CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               33-0889198
-------------------------------                              -------------------
(State or other jurisdiction of                              ( I.R.S. Employer
incorporation or organization)                               Identification No.)

        1495 Ridgeview Drive #220
             Reno, Nevada                                             89509-6334
----------------------------------------                            ------------
(Address of principal executive offices)                             (Zip Code)

       Registrants telephone number, including area code 775-827-6300
                                                        ---------------

                        Commission File Number: 0 - 25611
                                              -------------
Clusone Acquisition Corp.
2600 Michelson Drive, Suite 490
        Irvine, CA                                         92612
-------------------------------                        --------------
(Former name or former address,                          (Zip Code)
if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

       On January 30, 2002, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization ("Agreement"), whereby it agreed to issue 3,000,000 shares of its restricted Common Stock, par value $.001, in exchange for 100% of the total outstanding shares of L1 Systems, Inc., a Nevada corporation engaged in the literary games software development business. All conditions and terms of the Agreement were satisfied, and the transaction closed on February 11, 2002. The 3,000,0000 shares represent direct and beneficial ownership of 54.55% of Registrant's total shares outstanding, post-acquisition. The Registrant's current shareholders will retain a total of 2,500,000 shares of Common Stock, which is currently outstanding (representing 45.45% of Registrant's total shares outstanding, post-acquisition).

         In connection with this transaction, the Registrant's Directors have resigned and appointed four (4) new directors: Jesse Sackman, Paul Sackman, Roberto Crawford and Michael J. Morrison. The Directors also appointed new officers: Jesse Sackman, C.E.O.; Paul Sackman, President; Michael J. Morrison, Secretary; and Roberto Crawford, Chief Financial Officer and Treasurer.

         Subsequently, Paul Sackman resigned as a director and officer and accepted appointment to the newly-formed Advisory Board. Also appointed to the Advisory Board was Sidney Sheldon. Mr. Jesse Sackman has been appointed as President of the Registrant and remains as C.E.O.

         Michael Morrison, a director, Secretary and shareholder of registrant, is the sole officer and director and a shareholder of L1 Systems, Inc. In addition, Messrs. Paul Sackman, Jesse Sackman, Roberto Crawford, who are officers, directors and shareholders of the registrant, were also shareholders of L1 Systems, Inc. Also, Sidney Sheldon, a shareholder of the registrant, was a shareholder of L1 Systems, Inc.

         None of the officers, directors or shareholders of the registrant or L1 Systems , Inc. have any relationship or affiliation to each other, directly or indirectly, except Jesse Sackman and Paul Sackman are brothers.

         No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

         There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

         The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Great Northern Health, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of Registrant, or their respective associates.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            See Item 1.

ITEM 5. OTHER EVENTS.

            On February 28, 2002, the registrant filed a Certificate of Amendment to it's Articles of Incorporation changing it's name to Literary Playpen, Inc., as reported on form DEF 14C filed with the commission on March 7, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements with Audit Report of Certified Public Accountants Previously filed as an exhibit to the company's form 8KA filed with the commission on March 6, 2002.

                  (a1) Compiled Financial Statements for L1 Systems , Inc.with Compilation Report of Certified Public Accountants.

                                L 1 SYSTEMS, INC.


                          (A DEVELOPMENT STAGE COMPANY)


                          COMPILED FINANCIAL STATEMENTS


                               FOR THE YEAR ENDED


                               DECEMBER 31, 2001,


                                      WITH


                                    REPORT OF


                          CERTIFIED PUBLIC ACCOUNTANTS

                                TABLE OF CONTENTS


         Accountants' Compilation Report..................................2

         Balance Sheet....................................................3

         Statements of Operations.........................................4

         Statement of Changes in Stockholders' Equity.....................5

         Statements of Cash Flows.........................................6

         Notes to Financial Statements....................................7

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants


        OFFICE ADDRESS:                                        MAILING ADDRESS:
1495 Ridgeview Drive, Ste. 200                                  P.O. Box 6060
   Reno, Nevada 89509-6634                                    Reno, Nevada 89513
                               Phone: 775/332.4200
                                Fax: 775/332.4210

                                                 Web site - www.MarkBaileyco.com


                         Accountant's Compilation Report
                         -------------------------------

March 11, 2002

To Board of Directors
L1 Systems, Inc.

We have compiled the accompanying balance sheet of L1 Systems, Inc., a corporation in the development stage, as of December 31, 2001, and the related statement of operations and changes in stockholders' equity and cash flows for the year then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company is in the development stage, and existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Mark Bailey & Co.

Mark Bailey & Co.
Reno, Nevada

                                L1 SYSTEMS, INC.
                          (A Development Stage Company)
                            BALANCE SHEET - UNAUDITED
                                December 31, 2001



                                     ASSETS


CASH                                                                  $   -0-
                                                                      --------

DEFERRED TAX ASSET (Net of valuation
     allowance of $1,020)                                                 -0-
                                                                      --------

Total current and total assets                                        $   -0-
                                                                      ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, $.001 par,
     25,000,000 shares authorized,
     3,000,000 issued and outstanding                                 $ 3,000
Additional paid in capital                                                -0-
Deficit accumulated during development stage                           (3,000)
                                                                      --------

Total stockholders' equity                                                -0-
                                                                      --------

Total liabilities and stockholders' equity                            $   -0-
                                                                      ========

                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                      STATEMENTS OF OPERATIONS - UNAUDITED
                      For the Year Ended December 31, 2001

                                                From Inception
                                                (July 6, 2000)     For The Year
                                                     to               Ended
                                                 December 31,      December 31,
                                                    2001               2001
                                                --------------    --------------

Revenue                                         $          -0-    $          -0-

Consulting services                                      3,000             2,999
                                                --------------    --------------

Net loss before income taxes                             3,000             2,999
                                                --------------    --------------

Provision for income taxes                                 -0-               -0-
                                                --------------    --------------

Net loss                                        $        3,000    $        2,999
                                                --------------    --------------

Loss per common share basic and diluted         $         0.00    $         0.00
                                                ==============    ==============

Weighted average common shares                       2,500,167         1,667,111
                                                ==============    ==============


                                                     L 1 SYSTEMS, INC.
                                               (A Development Stage Company)
                                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY - UNAUDITED
                                            For the Year Ended December 31, 2001

                                                                                           ACCUMULATED
                                                                       ADDITIONAL        DEFICIT DURING
                                            COMMON STOCK                PAID-IN            DEVELOPMENT         TOTAL
                                         SHARES         AMOUNT          CAPITAL               STAGE           EQUITY
                                   ---------------------------------------------------------------------------------------
 Stock issued to director and
     officer for consulting in
     July 2000                              1,000          $   1           $   -0-               $  -0-          $   1

Net loss                                                                                            (1)             (1)
                                   ---------------------------------------------------------------------------------------

Balance, December 31, 2000                  1,000              1               -0-                  (1)             -0-

Stock issued to directors and
      officers for consulting in
      March 2001                        2,999,000          2,999               -0-                  -0-          2,999

Net loss                                                                                        (2,999)         (2,999)
                                   ---------------------------------------------------------------------------------------

Balance, December 31, 2001              3,000,000         $3,000           $   -0-            $ (3,000)          $  -0-
                                   =======================================================================================


                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                      STATEMENTS OF CASH FLOWS - UNAUDITED
                      For the Year Ended December 31, 2001

                                                            CUMULATIVE    FOR THE YEAR
                                                               DURING        ENDED
                                                            DEVELOPMENT   DECEMBER 31,
                                                               STAGE          2001
                                                            ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
    Net loss                                                $    (3,000)  $    (2,999)

    Adjustments to reconcile net loss to net cash
      used in operating activities:
          Expense paid by issuance of stock                       3,000         2,999
                                                            ------------  ------------

    Net cash used in operating activities                            -0-           -0-
                                                            ------------  ------------

    Net increase in cash                                             -0-           -0-

    Cash and cash equivalents at July 1, 2000, and
        December 31, 2000                                            -0-           -0-
                                                            ------------  ------------

    Cash and cash equivalents at December 31, 2001          $        -0-  $        -0-
                                                            ============  ============


                            SUPPLEMENTARY INFORMATION
                            -------------------------
No taxes or interest were paid during the year ended December 31, 2001.

                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------------
         The Company was organized July 7, 2000, under the laws of the State of Nevada. The Company is in the development stage as its operations principally involve research and development, market analysis, and other business planning activities, and no revenue has been generated from its business activities. The Company has no business plan at this time.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         These financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently in the development stage, and existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. The officers and directors have committed to advancing the operating costs of the Company until they become economically feasible.

         CASH AND CASH EQUIVALENTS
         -------------------------
         The company does not maintain a bank account. For the purpose of the statement of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2001.

         YEAR END
         --------
         The Company has selected December 31 as its fiscal year end.

         INCOME TAXES
         ------------
         The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future

                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------------
         INCOME TAXES (CONTINUED)
         ------------------------
         years of temporary differences of revenue and expense items for financial statement and income tax purposes. Valuation allowances are provided against assets that are not likely to be realized. (See Note
         3)

         LOSS PER SHARE
         --------------
         Net loss per share is provided in accordance with SFAS No. 128 "Earnings Per Share". Basic loss per share for each period is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of December 31, 2001, the Company had no dilutive common stock equivalents such as stock options.

         REVENUE RECOGNITION
         -------------------
         In 2000 the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." Pursuant to SAB No. 101 and relevant generally accepted accounting principles, the Company will recognize revenue upon the passage of title, ownership and the risk of loss to the customer. During the year ended December 31, 2001, there was no revenue.

         NEW ACCOUNTING PRONOUNCEMENTS
         -----------------------------
         In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141, "Business Combinations" which requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, establishes specific criteria for the recognition of intangible assets separately from goodwill, and requires that unallocated negative goodwill be written off immediately as an extraordinary gain instead of being deferred and amortized. The Company will account for business combinations in accordance with the guidance in SFAS No. 141.

         In June 2001 the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets". This statement establishes accounting and reporting standards for goodwill and

                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------------
         NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         -----------------------------------------
         intangibles for years commencing after December 15, 2001. Whether already acquired or subsequently acquired after the effective date, companies are required to identify intangibles with finite lives and those with indefinite lives. Those intangibles with finite lives are to be amortized over the estimated useful lives of the assets while those with indefinite lives are not to be amortized. Goodwill is not to be amortized. Each intangible or goodwill asset should be analyzed at least annually for impairment where the carrying value is in excess of the fair value of the intangibles and in excess of the implied fair value in the case of goodwill assets. The asset's carrying value is to be reduced by a charge to income if the fair value is lower than the carrying value. As of December 31, 2001, the Company has no intangibles or goodwill and will implement the standard as of that date.

         In August 2001 the FASB issued SFAS No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." SFAS No. 144 modifies the rules for accounting for the impairment or disposal of long-lived assets. The new rules become effective for fiscal years beginning after December 15, 2001, with earlier application encouraged. Management does not feel that this standard will materially affect the Company.

2.       ROYALTY AGREEMENT
         -----------------
         In November 2001 the Company entered into an agreement with Sidney Sheldon, a shareholder, to develop a wireless hand held and on-line game based on one of his books. The agreement requires payment of 10% of the net revenue generated from the games after all development costs have been recouped (see Note 5).

3.       FEDERAL INCOME TAXES
         --------------------
         The Company recognizes deferred tax liabilities and benefits for the expected future tax impact of transactions that have been accounted for differently for book and tax purposes.

         Deferred tax benefits and liabilities are calculated using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance has been

                                L 1 SYSTEMS, INC.
                          (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


3.       FEDERAL INCOME TAXES (CONTINUED)
         --------------------------------
         provided to reduce the asset to the amount of tax benefit management believes it will realize.

         The following is a schedule of the composition of the provision for income taxes:

                                                    December 31, 2001
                                                    -----------------
         Deferred noncurrent tax asset                  $  1,020
         Valuation allowance                              (1,020)
                                                        ---------
         Total provision for income taxes               $     -0-
                                                        =========

         The net change in the valuation account was $1,020 for the year ended December 31, 2001. The Company has available net operating loss carryforwards totaling $3,000, which begin to expire in 2021.

6.       SHAREHOLDERS' EQUITY
         --------------------
         In July 2000 the Company's President was issued 1,000 shares of the Company's common stock for consulting services with a nominal value of $1.

         In March 2001 officers, directors and a shareholder were issued 2,999,000 shares of common stock for consulting services with a fair value of $2,999.

7.       RELATED PARTY TRANSACTIONS
         --------------------------
         In July 2000 the Company issued to the Company's President, 1,000 shares of its common stock for consulting services with a nominal value of $1.

         In March 2001 the Company issued to the President, CEO, Treasurer, and Secretary a total of 2,999,000 shares of its common stock for consulting services with a fair value of $2,999.

         In 2001 a shareholder signed a royalty agreement with the Company. The agreement gives the Company the right to develop a wireless hand held and on-line game based on one of his books. The agreement requires payment of 10% of the net revenue generated from the games after all development costs have been recouped. (See Note 2)

6.       SUBSEQUENT EVENTS
         -----------------
         In February 2002 the Company merged with Literary Playpen, Inc. Literary Playpen, Inc., issued 3,000,000 shares of its common stock for all the outstanding shares of the Company. The shareholders of the Company are shareholders of Literary Playpen, Inc.

         (b) Proforma Financial Information for Literary Playpen, Inc. and L1 Systems, Inc.


                             LITERARY PLAYPEN, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                         PRO FORMA FINANCIAL STATEMENTS

                            THE PERIOD FROM INCEPTION

                                (APRIL 26, 2001)

                                       TO

                               DECEMBER 31, 2001,

                                      WITH

                                    REPORT OF

                          CERTIFIED PUBLIC ACCOUNTANTS

                                TABLE OF CONTENTS


         Accountants' Compilation Report......................................2

         Pro Forma Combined Balance Sheet.....................................3

         Pro Forma Combined Statement of Operations...........................4

         Notes to Unaudited Pro Forma Financial Statements....................5

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants


        OFFICE ADDRESS:                                        MAILING ADDRESS:
1495 Ridgeview Drive, Ste. 200                                  P.O. Box 6060
   Reno, Nevada 89509-6634                                    Reno, Nevada 89513
                               Phone: 775/332.4200
                                Fax: 775/332.4210

                                                 Web site - www.MarkBaileyco.com


                         Accountant's Compilation Report
                         -------------------------------



March 11, 2002

To the Board of Directors
Literary Playpen, Inc.

We have compiled the accompanying pro forma balance sheet of Literary Playpen, Inc., as of December 31, 2001, and the related pro forma statement of operations for the period from inception (April 26, 2001) to December 31, 2001.

The accompanying presentation and this report were prepared for the pro forma information required in the Company's 8-K, detailing the acquisition of L 1 Systems, Inc., and the Company, and should not be used for any other purpose.

A compilation is limited to presenting in the form of pro forma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the pro forma transactions. We have not examined the accompanying pro forma financial statements and, accordingly, do not express an opinion or any other form of assurance on them.




/S/ Mark Bailey & Co.

Mark Bailey & Co.
Reno, Nevada


                                      LITERARY PLAYPEN, INC.
                          PRO FORMA COMBINED BALANCE SHEET - (UNAUDITED)
                                        December 31, 2001

                                              Historical
                                         Literary     L 1 Systems,   Pro Forma       Pro Forma
                                       Playpen, Inc.      Inc.       Adjustments      Combined
                                       ------------   ------------   ------------   ------------

                    ASSETS

CASH                                   $     5,391    $        -0-   $        -0-   $     5,391

DEFERRED TAX ASSET (Net of
    valuation allowance)                        -0-            -0-            -0-            -0-
                                       ------------   ------------   ------------   ------------
Total current assets                         5,391             -0-            -0-          5,391

OTHER ASSETS
  Investment                                    -0-            -0-            -0-            -0-
  Goodwill from investment                      -0-            -0-         3,000          3,000
  Amortization of goodwill                      -0-            -0-        (3,000)        (3,000)
                                       ------------   ------------   ------------   ------------

Total other assets                              -0-            -0-            -0-           -0-
                                       ------------   ------------   ------------   ------------

Total assets                           $     5,391    $        -0-   $        -0-      $  5,391
                                       ============   ============   ============   ============

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                     $     5,000    $        -0-   $        -0-   $     5,000
  Shareholders advance                      12,000             -0-            -0-        12,000
                                       ------------   ------------   ------------   ------------

Total current and total liabilities         17,000             -0-            -0-        17,000


SHAREHOLDERS' EQUITY
  Preferred stock                              -0-             -0-            -0-           -0-
  Common stock                               2,500          3,000             -0-         5,500
  Additional paid in capital                 2,940             -0-            -0-         2,940
  Retained deficit                         (17,049)        (3,000)            -0-       (20,049)
                                       ------------   ------------   ------------   ------------

Total shareholders' equity                 (11,609)            -0-            -0-       (11,609)
                                       ------------   ------------   ------------   ------------

Total liabilities and
  shareholders' equity                 $     5,391    $        -0-   $        -0-   $     5,391
                                       ============   ============   ============   ============


                                      LITERARY PLAYPEN, INC.
                     PRO FORMA COMBINED STATEMENT OF OPERATIONS - (UNAUDITED)
                                  For The Period From Inception
                              (April 26, 2001) To December 31, 2001

                                              Historical
                                         Literary     L 1 Systems,   Pro Forma       Pro Forma
                                       Playpen, Inc.      Inc.       Adjustments      Combined
                                       ------------   ------------   ------------   ------------



Revenue                                $        -0-   $        -0-   $        -0-   $        -0-

General and administrative expenses          1,609          2,999             -0-         4,608
Consulting services                          5,440             -0-            -0-         5,440
Legal and accounting expenses               10,000             -0-            -0-        10,000
Amortization                                    -0-            -0-         3,000          3,000
                                       ------------   ------------   ------------   ------------

Net loss before income taxes                17,049          2,999          3,000         23,048
                                       ------------   ------------   ------------   ------------

Provision for income taxes                      -0-            -0-            -0-            -0-
                                       ------------   ------------   ------------   ------------

Net loss                               $    17,049    $     2,999    $     3,000    $    23,048
                                       ============   ============   ============   ============

Loss per common share basic
   and diluted                         $      0.01    $      0.00    $      0.00    $      0.01
                                       ============   ============   ============   ============

In February 2002 Literary Playpen Inc., acquired all the outstanding common stock of L 1 Systems, Inc. For accounting purposes, the acquisition has been treated as a purchase. The Company issued 3,000,000 shares of its common stock with a par value of $.001, for all the outstanding stock of L 1 Systems, Inc. As there is no market at this time for the stock of the Company or L 1 Systems, Inc., the fair value of the purchase is the par value of the stock given ($3,000). L 1 Systems, Inc., has no net assets. As a result, the excess of par value of the stock given over the net assets has been treated as goodwill. Due to the uncertainty of the benefit to be obtained, the goodwill has been written off in full.

         Purchase price                                       $  3,000
         Net assets of L 1 Systems, Inc.                            -0-
                                                              ---------
         Resulting goodwill                                   $  3,000
                                                              =========

         Amortization of goodwill                             $  3,000
                                                              =========

The unaudited pro forma combined financial information and the notes related thereto should be read in conjunction with the Company's financial statements and related notes, included in the Company's fiscal 2001 annual Form 10-KSB. The financial statements of L 1 Systems, Inc., have been compiled for the pro forma presentation by management. The financial statements of Literary Playpen, Inc., have been prepared in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma combined financial statements' information is based upon the historical financial statements of the Company and L 1 Systems, Inc., and have been prepared to illustrate the acquisition of L 1 Systems which was effective in February 2002.

The unaudited pro forma combined statement of operations for the period from inception (April 26, 2001) to December 31, 2001, gives effect to the transaction described above as if the transaction had been completed at the beginning of the fiscal year (January 1, 2001).


The unaudited pro forma combined statement of operations was based on the separate historical statements of operations of the Company and L 1 Systems, Inc., for the period and year ended December 31, 2001.

The pro forma adjustments established goodwill and the related amortization and eliminated the results of operations for L 1 Systems, Inc., for the periods before the merger.

A copy of the Securities Purchase Agreement and Plan of Reorganization is attached hereto as an Exhibit

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             /S/ JESSE SACKMAN
                                             ------------------------
                                             Jesse Sackman, C.E.O.
Date: February 11, 2002


EXHIBITS

Exhibit 2 - Securities Purchase Agreement and Plan of Reorganization, dated
            January 30, 2002.